CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, James D. Dondero, Chief Executive Officer of Prospect Street(R) High Income Portfolio Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    JUNE 13, 2007             /S/ JAMES D. DONDERO
     ------------------------      -------------------------------------------
                                   James D. Dondero, Chief Executive Officer
                                   (principal executive officer)


I, M. Jason Blackburn, Chief Financial Officer of Prospect Street(R) High Income Portfolio Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    JUNE 13, 2007             /S/ M. JASON BLACKBURN
     ------------------------      --------------------------------------------
                                   M. Jason  Blackburn,  Chief Financial Officer
                                   (principal financial officer)